Exhibit 99.1

    I-many Releases Fourth-Quarter 2003 Results and Outlines 2004
   Strategic Plan; New Products, ECMF Platform to Drive Performance

    EDISON, N.J.--Feb. 3, 2004--I-many, Inc. (NASDAQ:IMNY), the leader in enterprise contract management solutions, reported financial results for the fourth quarter and full-year 2003.
    Net revenues for the fourth quarter totaled $10.8 million, an increase of 48.2% versus the $7.3 million reported in the third quarter of 2003 and a decrease of 7.6% versus the $11.7 million reported in the fourth quarter of 2002. License revenue increased 249.7% from $1.2 million in the third quarter of 2003 and decreased 32.5% from $6.4 million in the fourth quarter of 2002. Service revenue of $6.5 million represented an increase of 7.4% versus $6.1 million in the third quarter and an increase of 22.1% from $5.3 million in the fourth quarter of 2002.
    Net revenues for the full year 2003 totaled $39.4 million versus $54.7 million for the full year 2002. Of this total, license revenue decreased 53.6% to $14.3 million, and services revenue increased 5.0% to $25.1 million, from the full year 2002.
    GAAP loss for the fourth quarter was $(0.11) per share versus $(0.46) in the fourth quarter 2002. On a pro forma basis, the loss for the fourth quarter 2003 was $(0.02) per share versus $(0.07) in fourth quarter 2002. GAAP loss for 2003 was $(0.98) per share versus $(0.69) in 2002. On a pro forma basis, the 2003 loss was $(0.31) per share versus $(0.12) in 2002. Pro forma net loss per share differs from GAAP loss per share as it excludes impairment of goodwill and acquired intangible assets, non-cash charges for amortization of acquired intangibles, depreciation expense, non-cash option and warrant charges, restructuring and other charges, terminated deal transaction costs and in-process research and development. A more detailed reconciliation of the differences between pro forma and GAAP results is included in the financial tables in this press release.
    Total deferred revenue at quarter-end was $11 million versus $7.6 million at December 31, 2002 and $10.4 million at September 30, 2003. Year-end cash including restricted cash and short-term investments stood at $25.1 million as of December 31, 2003 versus $37.1 million as of December 31, 2002.

    Significant achievements in the quarter include:

    -- 5 new customers including: a top 20 pharmaceutical manufacturer; and Rona, Canada's leading home improvement products retailer and one of that country's largest retailers

    --  Broadened product sales to 7 existing customers

    --  Strengthened Silicon Valley product development team

    --  New versions of Contract Manager, Compliance Manager,
        Collections Manager, CARS and I-many Enterprise Contract
        Management Foundation

    I-many CEO and president A. Leigh Powell commented, "I am very excited about our performance and overall achievements in the fourth quarter. We delivered revenue at the high end of our guidance range; further reduced our cost structure; landed significant new customers, bringing us to 18 of the top 20 largest pharmaceutical companies in the world; and supported a substantial number of successful customer "go-lives." Additionally, we significantly strengthened our Silicon Valley based development center team, released generation 2.0 of I-many Enterprise Contract Management Platform (ECMF), a true Enterprise Class Contract Management platform, and made meaningful inroads into new vertical market segments."
    Mr. Powell continued, "I-many is leading the development of an emerging market that is gaining traction with corporations across industries. Our first-mover advantage put us far ahead of the contract management development curve, and we are committed to extending this lead with greater breadth of product, functionality, ease of use and service. 2004 will be a year in which we focus on leveraging our development investment to new verticals against the backdrop of a leaner, stronger operating base. We are very excited about the potential ahead and about the strength of our leadership position as this market continues to fully develop."

    2004 Strategic Plan

    In 2004, I-many will launch an aggressive product introduction plan that leverages a focused 2-plus year next generation R&D development process and 14 years of experience as a Contract
Management pioneer with the next generation of ContractSphere and its accompanying I-many ECMF platform. Elements of this plan include:

    -- Product - Release the next-generation enterprise platform, ECMF 3.0, an enhanced backbone supporting a wider variety of modular products; Launch industry-agnostic modular products to create a new suite designed to expand the breath and functionality of current generation ContractSphere; Extend core product capabilities via the ECMF platform to mirror industry specific needs and requirements.

    -- Sales and Service - Managed adoption and/or migration of existing and new customers onto ECMF 3.0; Cross-sell additional modules and seed new customers and new verticals with strong reference accounts.

    2004 Guidance

    Financial Goals

    -- Revenues of $20-22 million for the first half of 2004, with the Life Science segment sales planned flat and Non-Life
        Science revenue planned up;

    -- Total GAAP operating expenses including cost of revenue of $24.5 to $25.8 million for the first half of 2004 versus $49.9 million for the first half of 2003;

    -- Total pro forma cash operating expenses of $20.5 to $21.5 million for the first half of 2004 versus $28.2 million for the first half of 2003 (pro forma cash operating expenses differ from GAAP operating expenses as it excludes impairment of goodwill and acquired intangible assets, non-cash charges for amortization of acquired intangibles, depreciation expense, non-cash option and warrant charges, restructuring and other charges, terminated deal transaction costs and in-process research and development estimated to be $4.0 to $4.3 million in the first half of 2004);

    -- Cash and short term investments by the end of the first half of $21-$24 million

    Mr. Powell concluded, "I-many's next-gen ContractSphere suite is designed to build on our existing product leadership to deliver broad based, full contract life-cycle management capabilities across a wide variety of industries and contract types, while offering the flexibility to deploy industry specific capabilities in a common infrastructure. In preparation, over the past 9 months we have realigned and revitalized our selling staff, with new, highly capable leadership. Our sales team is energized, and is aggressively emphasizing to customers ContractSphere's competitive advantages of expansive functionality, applicability for all contract types on either the buy or the sell side of the enterprise, strong technology and unparalleled value proposition. We believe we have the right people who are committed to building solid and profitable reference accounts in new verticals while driving repeat sales at existing customers. We are already seeing stronger cohesiveness and a solid pipeline of developing customer relationships."
    I-many will hold a conference call tomorrow, Wednesday, February 4, 2004, at 10:00 a.m. Eastern Time. The call-in number is (617) 786-2905, passcode #49037753. The call is also being webcast and there will be an accompanying slide presentation, which can be accessed at I-many's web site at www.imany.com.

    Use of Non-GAAP Financial Information

    To supplement our GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges associated with restructuring, amortization of purchased intangibles or impairment losses that are not material to the ongoing performance of the Company's business. Company management uses these non-GAAP results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

    About I-many

    I-many (NASDAQ:IMNY) is the leading provider of enterprise contract management solutions. The company's solutions automate contracting processes, ensure contract compliance and track contract performance resulting in higher contract revenues and reduced operating costs. More than 250 life science, consumer goods, food service and manufacturing companies use I-many solutions. For more information, visit the company at http://www.imany.com.

    This news release contains forward-looking statements, and actual results may vary from those expressed or implied herein. Factors that could affect these results include: the risk of unforeseen technical or practical impediments to planned software development, which could affect the Company's product release timetable; the possibility that current economic conditions will not improve as anticipated; the risk that the length of the sales cycle for the Company's products will make the market for the Company's products more unpredictable; the risk that the Company's historical dependence on the healthcare market will continue; the risk that the Company will not be successful in opening new markets for its products; and other risk factors set forth from time to time in the Company's filings with the Securities and Exchange Commission.



                            (tables follow)

                     I-MANY, INC. AND SUBSIDIARIES
                 Consolidated Statements of Operations
               (in thousands, except per share amounts)
                              (Unaudited)

                                    Three months        Year ended
                                 ended December 31,     December 31,
                                   2003     2002       2003     2002
                                 -------- --------- -------- ---------

Net Revenues:
  Product                          $4,291   $6,359   $14,287  $30,811
  Services                          6,501    5,323    25,125   23,935
                                 -------- --------- -------- ---------
       Total net revenues          10,792   11,682    39,412   54,746

Cost of revenues                    4,103    3,277    15,860   14,425
                                 -------- --------- -------- ---------

Gross profit                        6,689    8,405    23,552   40,321

Operating expenses:
  Sales and marketing               3,398    5,091    16,087   21,275
  Research and development          3,903    4,500    16,743   17,217
  General and administrative        1,359    2,016     5,892    6,837
  Depreciation                        438      618     1,846    2,408
  Amortization of acquired
   intangible assets                  332    1,320     1,988    5,043
  In-process research and
   development                          0        0         0    1,000
  Impairment of intangibles             0   13,305    16,786   13,305
  Terminated deal transaction
   costs                            1,121        0     1,121        0
  Restructuring and other
   charges                            625        0     2,813      780
                                 -------- --------- -------- ---------
       Total operating expenses    11,176   26,850    63,276   67,865
                                 -------- --------- -------- ---------

Loss from operations               (4,487) (18,445)  (39,724) (27,544)

Other income, net                      31       66       233      251
                                 -------- --------- -------- ---------

Net loss                          ($4,456)($18,379) ($39,491)($27,293)
                                 ======== ========= ======== =========

Basic and diluted net loss per
 common share                      ($0.11)  ($0.46)   ($0.98)  ($0.69)
                                 ======== ========= ======== =========

Weighted average shares
 outstanding                       40,508   40,356    40,445   39,751
                                 ======== ========= ======== =========




                             I-MANY, INC.
                Condensed Consolidated Balance Sheets
                            (in thousands)


                                            December 31,  December 31,
                                               2003          2002
                                            ------------  ------------

                                            (Unaudited)

Assets
Current Assets:
  Cash and cash equivalents                     $21,864       $35,979
  Restricted cash                                   871           772
  Short-term investment                           2,019             -
  Accounts receivable                            10,057        12,557
  Other current assets                              819         1,052
                                            ------------  ------------
       Total current assets                      35,630        50,360

Property and equipment, net                       1,879         3,438
Restricted cash                                     377           348
Other assets                                        330           292
Acquired intangible assets, net                   2,822         6,828
Goodwill                                          8,531        23,298
                                            ------------  ------------

       Total assets                             $49,569       $84,564
                                            ============  ============


Liabilities and Stockholder's Equity
Current liabilities:
  Accounts payable and accrued expenses          $7,472        $9,915
  Current portion of deferred revenue             7,940         7,550
  Current portion of capital lease
   obligations                                      709           433
                                            ------------  ------------
       Total current liabilities                 16,121        17,898

Deferred revenue, net of current portion          3,056
Capital Lease Obligations, net of current
 portion                                            128           375
Other long-term liabilities                       1,109            75

Redeemable Convertible Preferred Stock                -             -

Stockholders' Equity                             29,155        66,216
                                            ------------  ------------

       Total liabilities and stockholders'
        equity                                  $49,569       $84,564
                                            ============  ============




                     I-MANY, INC. AND SUBSIDIARIES
             Reconciliation of GAAP Loss to Pro Forma Loss
               (in thousands, except per share amounts)
                              (unaudited)


                                  Three months         Year ended
                               ended December 31,     December 31,
                                 2003      2002      2003      2002
                               --------- --------- --------- ---------

GAAP net loss                   ($4,456) ($18,379) ($39,491) ($27,293)

Acquisition-related and other
 non-cash GAAP charges:
   Impairment of goodwill and
    acquired intangible assets        0    13,305    16,786    13,305
   Amortization of acquired
    intangible assets               332     1,320     1,988     5,043
   Depreciation expense             438       618     1,846     2,408
   Non-cash option and warrant
    charges                       1,017       142     2,301       142
   Restructuring and other
    charges                         625         0     2,813       780
   Terminated deal transaction
    costs                         1,121         0     1,121         0
   In-process research and
    development                       0         0         0     1,000
                               --------- --------- --------- ---------

Pro forma net loss                ($923)  ($2,994) ($12,636)  ($4,615)
                               ========= ========= ========= =========

Proforma net loss per common
 share                           ($0.02)   ($0.07)   ($0.31)   ($0.12)
                               ========= ========= ========= =========

Weighted average common shares
 outstanding                     40,508    40,356    40,445    39,751
                               ========= ========= ========= =========


    CONTACT: I-many, Inc.
             Kevin Harris, 732/452-1515
             Kharris@imany.com
                or
             Lippert/Heilshorn & Associates
             (Investor Relations)
             Carolyn Capaccio/David K. Waldman, 212/838-3777
             Ccapaccio@lhai.com